EXHIBIT 1.1

PENN VIRGINIA GP HOLDINGS, L.P.

10,000,000 Common Units
Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Barclays Capital Inc.	March 26, 2010
UBS Securities LLC
Wells Fargo Securities, LLC
Credit Suisse Securities (USA) LLC
As Representatives of the several
   Underwriters named in Schedule 1 attached hereto,

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Penn Virginia Resource LP Corp., a Delaware corporation (the “Selling Unitholder”), a unitholder of Penn Virginia GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), proposes to sell to the underwriters named in Schedule 1 (the “Underwriters”) attached to this underwriting agreement (this “Agreement”) 10,000,000 common units (the “Firm Units”), representing limited partner interests in the Partnership (“Common Units”).  In addition, the Selling Unitholder proposes to grant to the Underwriters an option to purchase up to an additional 1,500,000 Common Units on the terms set forth in Section 3 (the “Option Units”).  The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”

This is to confirm the agreement among the Partnership and PVG GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and together with the Partnership, the “Partnership Parties”), the Selling Unitholder and the Underwriters concerning the purchase of the Units from the Selling Unitholder by the Underwriters.

Penn Virginia Resource GP, LLC, a Delaware limited liability company (“PVR GP”), is a wholly owned subsidiary of the Partnership and the sole general partner of Penn Virginia Resource Partners, L.P., a publicly traded Delaware limited partnership (“PVR”).  The subsidiaries of PVR listed on Schedule 2 attached hereto are referred to herein as the “Material Subsidiaries.” PVR, its direct or indirect majority-owned subsidiaries (collectively, the “PVR Subsidiaries”) and PVR GP are collectively referred to as the “PVR Entities.”  The Partnership Parties and the PVR Entities are collectively referred to as the “Partnership Entities.”

It is understood and agreed to by the parties hereto that the following additional transactions will occur immediately prior to the Initial Delivery Date:

(i)           The Second Amended and Restated Agreement of Limited Partnership of the Partnership shall have been amended by Amendment No. 2 thereto (as so amended, the “Partnership Agreement”);

(ii)          the First Amended and Restated Limited Liability Company Agreement of the General Partner shall have been amended by Amendment No. 1 thereto (as so amended, the “PVG GP LLC Agreement”);

(iii)         the Third Amended and Restated Agreement of Limited Partnership of PVR shall have been amended by Amendment No. 2 thereto (as so amended, the “PVR Partnership Agreement”); and

(iv)         the Fifth Amended and Restated Limited Liability Company Agreement of PVR GP shall have become effective (as so amended and restated, the “PVR GP LLC Agreement”), whereby the Partnership’s membership interest in PVR GP will be converted into a Class A Interest, a Class B Interest and an Economic Interest (as such terms are defined in the PVR GP LLC Agreement), and the Class A Interest will be transferred to PVR.

The “Transaction Documents” shall mean the Partnership Agreement, the PVG GP LLC Agreement, the PVR Partnership Agreement and the PVR GP LLC Agreement.

1.      Representations, Warranties and Agreements of the Partnership Parties.  The Partnership Parties jointly and severally represent, warrant and agree that:

(a)         Registration; Definitions; No Stop Order.  A registration statement (No. 333-164253) on Form S-3 relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the representatives of the Underwriters (the “Representatives”).  As used in this Agreement:

(i)           “Applicable Time” means 9:00 a.m., New York City time, on March 26, 2010;

(ii)          “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii)         “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv)         “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;

(v)          “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the pricing information included in Schedule 3 and each Issuer Free Writing Prospectus filed with the Commission on or before the Applicable Time, other than a “road show” that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vi)         “Prospectus” means the final prospectus relating to the Units, including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)        “Registration Statement” means the registration statement on Form S-3 (No. 333-164253), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Partnership Parties, threatened by the Commission.  The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b)         Registration Statement and Prospectus Conform to the Requirements of the Securities Act.  The Registration Statement conformed in all material respects on the Effective Date and will conform in all material respects on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed in all material respects when filed with the Commission, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.

(c)         No Material Misstatements or Omissions in Registration Statement.  The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(d)         No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(e)         No Material Misstatements or Omissions in Pricing Disclosure Package.  The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(f)         No Material Misstatements or Omissions in Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)         Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements, any filing requirements and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.  The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.  The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Units will not be required to be filed pursuant to the Rules and Regulations.

(h)         Formation and Qualification of Partnership and PVR.  Each of the Partnership and PVR has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement.  Each of the Partnership and PVR is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(i)         Formation and Qualification of the General Partner, PVR GP and the Material Subsidiaries.  Each of the General Partner, PVR GP and the Material Subsidiaries has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or the Oklahoma Limited Liability Company Act (the “Oklahoma LLC Act”), as the case may be, with full limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of PVR GP, to act as general partner of PVR and, in the case of the General Partner, to act as general partner of the Partnership.  Each of the General Partner, PVR GP and the Material Subsidiaries is, or at each Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j)         Ownership of the General Partner.  Penn Virginia Resource GP Corp., a Delaware corporation (“GP Corp”), is the sole member of the General Partner with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(k)       Ownership of the General Partner Interest in the Partnership.  The General Partner is the sole general partner of the Partnership and owns a noneconomic general partner interest in the Partnership; such noneconomic general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such noneconomic general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”).

(l)        Capitalization of the Partnership.  As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 39,074,500 Common Units.  All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

(m)      Ownership of PVR GP.  As of the date hereof, the Partnership is the sole member of PVR GP with a 100% membership interest in PVR GP; such membership interest has been duly authorized and validly issued in accordance with the PVR GP LLC Agreement, and is fully paid (to the extent required under PVR GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens.  At the Initial Delivery Date, the Partnership will be the sole Class B Member (as defined in the PVR GP LLC Agreement) and the sole Economic Member (as defined in the PVR GP LLC Agreement) and PVR will be the sole Class A Member (as defined in the PVR GP LLC Agreement); the Class A Interest, the Class B Interest and the Economic Interest will have been duly authorized and validly issued in accordance with the PVR GP LLC Agreement, and will fully paid (to the extent required under PVR GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership and PVR will own their respective interests free and clear of all Liens.

(n)       Ownership of the General Partner Interest in PVR.  PVR GP is the sole general partner of PVR with a 2.0% general partner interest in PVR; such general partner interest has been duly authorized and validly issued in accordance with the PVR Partnership Agreement; and PVR GP owns such general partner interest free and clear of all Liens.

(o)       Ownership of the Incentive Distribution Rights in PVR.  PVR GP owns all of the Incentive Distribution Rights (as such term is defined in the PVR Partnership Agreement); such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the PVR Partnership Agreement and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act); and PVR GP owns the Incentive Distribution Rights free and clear of all Liens, except restrictions on transferability as described in the PVR Partnership Agreement.

(p)       Ownership of PVR Common Units.  The Partnership owns 19,587,049 common units representing limited partner interests in PVR; such limited partner interests have been duly authorized and validly issued in accordance with the PVR Partnership Agreement and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interests free and clear of all Liens.

(q)       Ownership of PVR Finco.  PVR owns a 100% membership interest in PVR Finco LLC, a Delaware limited liability company (“PVR Finco”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of PVR Finco (the “PVR Finco Agreement”) and is fully paid (to the extent required under the PVR Finco Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those pursuant to the Amended and Restated Credit Agreement, dated August 5, 2008, by and among PVR Finco, the guarantors party thereto, PNC Bank, National Association, as administrative agent and the other financial institutions party thereto, as amended (the “Credit Agreement”).

(r)        Ownership of Operating Company.  PVR Finco owns a 100% membership interest in Penn Virginia Operating Co., LLC, a Delaware limited liability company (the “Operating Company”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and PVR Finco owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement.

(s)       Ownership of Midstream LLC.  PVR Finco owns a 100% membership interest in PVR Midstream LLC, a Delaware limited liability company (“Midstream LLC”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Midstream LLC (the “Midstream LLC Agreement”) and is fully paid (to the extent required under the Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and PVR Finco owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement.

(t)        Ownership of Material Subsidiaries.  The Operating Company owns a 100% membership interest in each of Fieldcrest Resources LLC, Loadout LLC and Toney Fork LLC; Midstream LLC owns a 100% membership interest in PVR Gas Resources, LLC, a Delaware limited liability company (“Gas Resources”); and Gas Resources owns a 100% membership interest in each of PVR North Texas Gas Gathering, LLC, PVR Cherokee Gas Processing LLC, PVR Gas Processing LLC and PVR Natural Gas Gathering LLC.  Such membership interests have been duly authorized and validly issued in accordance with the respective limited liability company agreement of such Material Subsidiaries (together, the “Material Subsidiary LLC Agreements”) and are fully paid (to the extent required under the applicable Material Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act or Sections 18-2031 and 18-2040 of the Oklahoma LLC Act, as the case may be); and the Operating Company, Midstream LLC or Gas Resources, as the case may be, owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement.  The PVR Subsidiaries other than the Material Subsidiaries did not, individually or in the aggregate, account for more than 10% of the total assets of the PVR Entities, taken as a whole, as of December 31, 2009.  No PVR Subsidiary other than the Material Subsidiaries is a “significant subsidiary” (as such term is defined under Rule 405 of the Rules and Regulations) of PVR.

(u)       No Other Subsidiaries.  Other than the PVR Subsidiaries and except as disclosed in the next sentence, the Partnership does not own, directly or indirectly, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity other than its limited partner interests in PVR and its membership interests in PVR GP.  Other than the PVR Subsidiaries and other than (i) Loadout LLC’s 50% interest in a joint venture with affiliates of Massey Energy Company, (ii) Midstream LLC’s interests in CBC/Leon Limited Partnership, Leon Limited Partnership I and Bright Star Partnership and the 25% interest in Thunder Creek Gas Services, L.L.C.) and PVR East Texas Gas Processing LLC’s interests in CrossPoint Pipeline, LLC, PVR does not own, directly or indirectly, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at the Initial Delivery Date and Option Units Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(v)       No Preemptive Rights, Registration Rights or Options.  Except as described in the most recent Preliminary Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests of the Partnership or PVR. Neither the filing of the Registration Statement nor the offering or sale of the Units by the Selling Unitholder as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or PVR.  Except as described in the most recent Preliminary Prospectus or for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership interest in the Partnership or PVR.

(w)       Authority and Authorization.  The Partnership Parties have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and each of the Partnership Parties, PVR GP, PVR and GP Corp has all requisite power and authority to enter into each Transaction Document to which it is a party and to consummate the transactions contemplated thereby.  At the applicable Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties, PVR GP, PVR or GP Corp or any of their stockholders, partners or members for the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby shall have been validly taken.

(x)       Authorization of this Agreement.  This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(y)       Partnership Organizational Agreements.  At or before the Initial Delivery Date:

(i)           The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)          The General Partner LLC Agreement has been duly authorized, executed and delivered by GP Corp and is a valid and legally binding agreement of GP Corp, enforceable against GP Corp in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(y), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Partnership Agreement and the General Partner LLC Agreement are herein collectively referred to as the “Partnership Organizational Agreements.”

(z)       PVR Organizational Agreements.  At or before the Initial Delivery Date:

(i)           the PVR GP LLC Agreement has been duly authorized, executed and delivered by the Partnership and PVR and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership and PVR in accordance with its terms;

(ii)          the PVR Partnership Agreement has been duly authorized, executed and delivered by PVR GP and is a valid and legally binding agreement of PVR GP, enforceable against PVR GP in accordance with its terms;

(iii)         the PVR Finco Agreement has been duly authorized, executed and delivered by PVR, and is valid and legally binding agreement of PVR, enforceable against PVR in accordance with its terms;

(iv)         the Operating Company Agreement has been duly authorized, executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms; and

(v)          the Midstream LLC Agreement has been duly authorized, executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

provided that, with respect to each agreement described in this Section 1(z), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The PVR GP LLC Agreement, the PVR Partnership Agreement, the PVR Finco Agreement, the Operating Company Agreement and the Midstream LLC Agreement are herein collectively referred to as the “PVR Organizational Agreements.”

(aa)     No Conflicts.  None of the execution, delivery and performance of this Agreement by the Partnership Parties, the execution, delivery and performance of the Transaction Documents by the Partnership Parties, PVR GP, PVR and GP Corp, the offering and sale of the Units or the consummation of the transactions contemplated hereby or thereby (i) constitutes or will constitute a violation of the Partnership Organizational Agreements, the PVR Organizational Agreements or the other organizational documents of any of the Partnership, the General Partner, PVR, PVR GP or the Material Subsidiaries, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership, the General Partner, PVR, PVR GP or the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership, the General Partner, PVR, PVR GP or the Material Subsidiaries or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership, the General Partner, PVR, PVR GP or the Material Subsidiaries, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of the Partnership Parties to perform their obligations under this Agreement or the ability of the Partnership Parties, PVR GP, PVR and GP Corp to perform their obligations under the Transaction Documents.

(bb)     No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation by the Partnership Parties of the transactions contemplated by this Agreement, the execution, delivery and performance of the Transaction Documents by the the Partnership Parties, PVR GP, PVR and GP Corp, or the consummation of the transactions contemplated by the Transaction Documents, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws and (ii) such consents that have been, or prior to the Delivery Date will be, obtained.

(cc)     No Default.  None of the Partnership, the General Partner, PVR, PVR GP or the Material Subsidiaries is (i) in violation of its Partnership Organizational Agreement or PVR Organizational Agreement or other organizational documents, as the case may be, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or would materially impair the ability of either of the Partnership Parties to perform their obligations under this Agreement.

(dd)     Conformity of Units to Description in the Most Recent Preliminary Prospectus.  The Units conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus.

(ee)     Independent Public Accountants.  KPMG LLP, who has certified the audited financial statements included in the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which it reported contained in the most recent Preliminary Prospectus.

(ff)       Financial Statements.  The historical financial statements (including the related notes and supporting schedules) contained in the most recent Preliminary Prospectus (and any amendment or supplement thereto) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted) and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods indicated and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein.  The historical financial information contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under the caption “Selected Financial Data” are derived from the accounting records of the Partnership and its consolidated subsidiaries taken as a whole and fairly present the information purported to be shown thereby.

(gg)     Statistical and Market-Related Data.  The statistical and market-related data included or incorporated by reference in the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects.

(hh)    No Material Adverse Change.  No Partnership Entity has sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus.  Except as disclosed in the Registration Statement, the Prospectus and the most recent Preliminary Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement, the Prospectus and the most recent Preliminary Prospectus (or any amendment or supplement thereto), (i) no Partnership Entity has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Entities, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management, business or prospects of the Partnership Entities, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)       Legal Proceedings or Contracts to be Described or Filed.  There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any Partnership Entity, or to which any Partnership Entity is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(jj)       Title to Properties.  The Partnership Entities have good and indefeasible title to all real property and good title to all personal property described in the most recent Preliminary Prospectus as being owned by the Partnership Entities, free and clear of all Liens except (i) as described in the most recent Preliminary Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole.

(kk)     Rights-of-Way.  The Partnership Entities have such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct their business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus and except for such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted; the Partnership Entities have fulfilled and performed all their material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted, subject in each case to such qualification as may be set forth in the most recent Preliminary Prospectus; and, except as described in the most recent Preliminary Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(ll)       Permits.  The Partnership Entities have or operate pursuant to such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease their properties and to conduct their business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus or other securities filings and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; the Partnership Entities have fulfilled and performed all their material obligations with respect to such permits and, to the knowledge of the Partnership Parties, no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(mm)   Books and Records.  The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(nn)    Tax Returns.  Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not reasonably be expected to result in a Material Adverse Effect.

(oo)    Investment Company.  No Partnership Entity is now, and after the sale of the Units to be sold by the Selling Unitholder hereunder will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(pp)    Environmental Compliance.  Except as disclosed in the most recent Preliminary Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received or operate pursuant to all permits required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) are in compliance with all terms and conditions of any such permits and (iv) have not received any written notice of any actual or potential liability for the investigation or remediation of any disposal or release of Hazardous Material.  The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(qq)    No Labor Dispute.  No labor dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent or threatened that would reasonably be expected to result in a Material Adverse Effect.

(rr)      ERISA.  (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which any of the Partnership Entities would have any material liability, excluding any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) (each a “Plan”), has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each such Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) none of the Partnership Entities has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(ss)     Certain Relationships and Related Transactions.  Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between any of the Partnership Entities, on the one hand, and the directors, officers, unitholders, customers or suppliers of any of the Partnership Entities, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.

(tt)      Insurance.  The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated.  None of the Partnership Entities has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(uu)    Litigation.  Except as described in the most recent Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any Partnership Entity is or may be a party or to which the business or property of any Partnership Entity is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any Partnership Entity is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units or (C) in any manner draw into question the validity of this Agreement.

(vv)    No Distribution of Other Offering Materials.  None of the Partnership Entities has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, none of the Partnership Entities will distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h).

(ww)   Market Stabilization.  The Partnership Entities have not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(xx)      Disclosure Controls and Procedures.  The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009; and (iii) as of December 31, 2009, are effective in all material respects to perform the functions for which they were established.

(yy)    No Changes in Internal Controls.  Since the date of the most recent balance sheet of the Partnership reviewed or audited by KPMG LLP and the audit committee of the board of directors of the General Partner, (i) none of the Partnership Entities has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any such entities to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any such entity, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(zz)      Sarbanes-Oxley Act of 2002.  Except as described in the most recent Preliminary Prospectus, there is and has been no failure on the part of any of the Partnership Entities or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to such Partnership Entities.

2.      Representations, Warranties and Agreements of the Selling Unitholder.  The Selling Unitholder represents, warrants and agrees that:

(a)       No Use of Free Writing Prospectus.  Neither the Selling Unitholder nor or any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Units.

(b)       Title to Units.  The Selling Unitholder has, and immediately prior to any Delivery Date on which the Selling Unitholder is selling Units, the Selling Unitholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Units to be sold by the Selling Unitholder hereunder on such Delivery Date, free and clear of all Liens.

(c)       Underwriters’ Interest in the Units.  The Units to be sold by the Selling Unitholder hereunder are subject to the interest of the Underwriters and the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other event.

(d)       Underwriters Are Protected Purchasers.  Upon payment for the Units to be sold by the Selling Unitholder, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Units), (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriters with respect to such security entitlement.  For purposes of this representation, the Selling Unitholder may assume that when such payment, delivery and crediting occur, (A) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e)       Formation of the Selling Unitholder.  The Selling Unitholder has been duly formed and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware (the “DGCL”) with full corporate power and authority to own or lease its properties and to conduct its business in all material respects.

(f)        Authority and Authorization.  The Selling Unitholder has all requisite right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder.

(g)       No Conflicts.  None of the execution, delivery and performance of this Agreement by the Selling Unitholder or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the provisions of the certificate of incorporation or by-laws of the Selling Unitholder, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder or any of its properties may be bound or (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or any of its properties in a proceeding to which the Selling Unitholder or its property is or was a party, which conflicts, breaches, violations or defaults, in the case of clauses (ii) or (iii), would, individually or in the aggregate, have a material adverse effect on the Selling Unitholder or would materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement.

(h)       No Consents.  No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder is required in connection with the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws and (ii) such consents that have been, or prior to the Delivery Date will be, obtained.

(i)        No Material Misstatements or Omissions.  Although the Selling Unitholder has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Pricing Disclosure Package and Prospectus (except for the information under the caption “Selling Unitholder,” which is true and complete in all material respects), the Selling Unitholder has no reason to believe that (i) the Registration Statement, as of the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(j)        Basis of Sale of Common Units.  The Selling Unitholder is not prompted to sell its Common Units by any information concerning any of the Partnership Entities that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(k)       Market Stabilization.  The Selling Unitholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

Any certificate signed by any officer of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.

3.      Purchase of the Units by the Underwriters.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholder agrees to sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto.

In addition, the Selling Unitholder grants to the Underwriters an option to purchase up to 1,500,000 Option Units.  Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 5 hereof.  Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Common Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter (as such number may be increased pursuant to Section 11) bears to the total number of Firm Units.  The respective purchase obligations of the Underwriters with respect to the Option Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $17.70 per Unit.  The Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

4.      Offering of Units by the Underwriters.  Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

5.      Delivery of and Payment for the Units.  Delivery of and payment for the Firm Units shall be made at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, New York, New York 10103, at 10:00 a.m., New York City time, on March 31, 2010, or at such other date or place as shall be determined by agreement between the Representatives and the Partnership.  This date and time are sometimes referred to as the “Initial Delivery Date.”  Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Firm Units to or upon the order of the Selling Unitholder by wire transfer in immediately available funds to the account or accounts specified by the Selling Unitholder.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholder and the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day.  Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised (unless such date is postponed pursuant to Section 11).  Each date and time that any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are each sometimes referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Partnership.  On the Option Units Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase prices of the Option Units to or upon the order of the Selling Unitholder by wire transfer in immediately available funds to the account or accounts specified by the Selling Unitholder.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

6.      Further Agreements of the Partnership Parties and the Underwriters.

(a)       Each of the Partnership Parties, jointly and severally, covenants and agrees with the Underwriters:

(i)           Preparation of Prospectus and Registration Statement.  (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period described by the rule; (ii) to make no further amendment or any supplement to a Registration Statement or to the Prospectus prior to the last Delivery Date except as provided herein; (iii) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to a Registration Statement has been filed or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of a Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii)          Exchange Act Reports.  To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.

(iii)         Copies of Documents to the Underwriters.  To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; (iii) each Issuer Free Writing Prospectus; and (iv) conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and, subject to Section 6(a)(iv) hereof, file with the Commission an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(iv)         Filing of Amendment or Supplement.  To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission.  Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld or delayed.

(v)          Issuer Free Writing Prospectus.  Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; to comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(vi)         Reports to Security Holders.  As soon as practicable after the date hereof, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(vii)        Blue Sky Qualifications.  Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign limited liability company, to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(viii)       Lock-up Period; Lock-up Letters.  For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any other Common Units or securities convertible into or exchangeable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than grants pursuant to plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any Registration Statement on Form S-8 relating to a plan existing on the date hereof) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., and to cause GP Corp and the executive officers and directors of the General Partner to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit C hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership or PVR issues an earnings release or material news or a material event relating to the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership or PVR announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 6(a)(viii) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc., on behalf of the Underwriters, waives such extension in writing.

(ix)         Correspondence.  The Partnership will promptly provide the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Units under the Securities Act.

(x)          Market Stabilization.  The Partnership Parties will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(b)       Use of “Issuer Information” in “Free Writing Prospectus.” Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior written consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”).

   7.          Further Agreements of the Selling Unitholder.  The Selling Unitholder agrees:

(a)       Lock-Up Period.  During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) Common Units or securities convertible into or exchangeable for Common Units (other than the Units), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc.; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership or PVR issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership or PVR announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 7(a) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc., on behalf of the Underwriters, waives such extension in writing.

(b)       Partnership to Confirm Expiration of Lock-Up.  Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to Section 7(a)) has expired.

(c)       No Use of Free Writing Prospectus.  Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405) relating to the Units.

(d)       Market Stabilization.  The Selling Unitholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(e)       Document Delivery.  To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

8.      Expenses.  The Partnership Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that the Partnership Parties will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of sale of the Units; (f) the listing of the Units on the New York Stock Exchange (the “NYSE”) or any other exchange; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(vii) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the officers of the General Partner and half of the cost of any aircraft chartered in connection with the road show; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership and the Selling Unitholder under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units that it may sell and the expenses of advertising any offering of the Units made by the Underwriters.

9.      Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties and the Selling Unitholder contained herein, to the performance by the Partnership Parties and the Selling Unitholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)       The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Partnership Parties shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and the Prospectus shall comply with any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise.

(b)       No Underwriter shall have discovered and disclosed to any of the Partnership Parties on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)       All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Transaction Documents, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)       Vinson & Elkins L.L.P. shall have furnished to the Representatives their written opinions, as counsel for the Partnership and the Selling Unitholder, addressed to the Representatives and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2, respectively.

(e)       Nancy M. Snyder, General Counsel of the Partnership, shall have furnished to the Representatives her written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f)        The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(g)       At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP one or more letters, in form and substance satisfactory to the Representatives, addressed to the Representatives and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)       With respect to the letter(s) of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Representatives one or more letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i)         The Partnership shall have furnished to the Representatives a certificate, dated such Delivery Date, signed on behalf of the Partnership by (i) the Chief Executive Officer of the General Partner and (ii) the Chief Financial Officer of the General Partner, stating that:

(i)           the representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of such Delivery Date, and the Partnership Parties have complied with all agreements contained herein and satisfied all the conditions to be performed or satisfied by the Partnership Parties hereunder at or prior to such Delivery Date;

(ii)           no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to their knowledge, threatened; and

(iii)         they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j)        The Selling Unitholder shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder contained herein are true and correct on and as of such Delivery Date and that the Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(k)       Except as described in the most recent Preliminary Prospectus, (i) none of the Partnership Entities shall have sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus any loss or interference with its business from fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) nor shall there have been a change in the partners’ capital, members’ interest, or long-term debt of any of the Partnership Entities or change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l)         Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE, the American Stock Exchange or the Nasdaq Global Market or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)      The NYSE shall have approved the Units for listing.

(n)       The Lock-Up Agreements between the Representatives and each person or entity set forth on Schedule 4, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(o)       Each of the Transaction Documents shall have become effective.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel for the Underwriters.

10.        Indemnification and Contribution.

(a)       Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter or (D) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non Prospectus Road Show”) or (ii) (A) the omission or alleged omission to state in any the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Non Prospectus Road Show, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, or any Non Prospectus Road Show, in reliance upon and in conformity with (A) written information concerning the Underwriters furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) or (B) written information concerning the Selling Unitholder furnished to the Partnership by the Selling Unitholder specifically for inclusion therein, which information consists solely of the information appearing in the Prospectus under the caption “Selling Unitholder.”  The foregoing indemnity agreement is in addition to any liability that the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b)       The Selling Unitholder shall indemnify and hold harmless each Underwriter and the Partnership Parties, their directors, officers and employees and each person, if any, who controls any Underwriter or the Partnership Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, the Partnership Parties, their directors, officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Permitted Issuer Information, any Non-Prospectus Road Show or any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 7(b) (a “Selling Unitholder Free Writing Prospectus”) or (C) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non Prospectus Road Show or any Selling Unitholder Free Writing Prospectus, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter, Partnership Party and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, Partnership Party, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Unitholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement or in any Permitted Issuer Information or any Non-Prospectus Road Show in reliance upon and in conformity with written information concerning such Selling Unitholder furnished to the Partnership by the Selling Unitholder specifically for inclusion therein, which information is limited to the information set forth in the Prospectus under the caption “Selling Unitholder,” or arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Selling Unitholder Free Writing Prospectus.  The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the Units purchased under the Agreement received by the Selling Unitholder.  The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to any Underwriter, any Partnership Party or any officer, employee or controlling person of the Underwriters or any Partnership Party.

(c)       Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Partnership Parties and the Selling Unitholder, their respective directors, managers, officers and employees, and each person, if any, who controls any of the Partnership Parties or the Selling Unitholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties, the Selling Unitholder or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B)  the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership Parties, the Selling Unitholder or any such director, manager, officer, employee or controlling person.

(d)       Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided,  further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e)       If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Selling Unitholder, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties, the Selling Unitholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Partnership Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

(f)        The Underwriters severally confirm and the Partnership Parties and the Selling Unitholder acknowledge that the statements regarding the delivery of the Units by the Underwriters set forth on the cover page of the Prospectus and the concession figure in the fourth paragraph and the statements in the twelfth and thirteenth paragraph dealing with stabilization or related activities appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, Registration Statement, the Prospectus any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

  11.        Defaulting Underwriters.  If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or any of the Partnership Parties or the Selling Unitholder, except that the Partnership and the Selling Unitholder will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties and the Selling Unitholder, including expenses paid pursuant to Sections 8 and 13, for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

  12.         Termination.  The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(k) or 9(l) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

  13.         Reimbursement of Underwriters’ Expenses.  If the Selling Unitholder shall fail to tender the Units for delivery to the Underwriters by reason of (i) any failure, refusal or inability on the part of the Selling Unitholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Selling Unitholder is not fulfilled for any reason, the Selling Unitholder will reimburse the Underwriters and the Partnership Parties for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters and the Partnership Parties in connection with this Agreement and the proposed purchase of the Units, and upon demand the Selling Unitholder shall pay the full amount thereof to the Underwriters and the Partnership Parties, as appropriate, or (ii) any failure, refusal or inability on the part of any of the Partnership Parties  to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled for any reason, the Partnership Parties will, jointly and severally, reimburse the Underwriters and the Selling Unitholder for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters and the Selling Unitholder in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership Parties shall pay the full amount thereof to the Underwriters and the Selling Unitholder, as appropriate.  If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters or pursuant to Section 9(l), neither the Partnership Parties nor the Selling Unitholder shall be obligated to reimburse the Underwriters on account of their expenses.

 14.          Research Analyst Independence.  The Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions.  The Partnership Parties and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties or the Selling Unitholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties or the Selling Unitholder by such Underwriters’ investment banking divisions.  The Partnership Parties and the Selling Unitholder acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

  15.         No Fiduciary Duty.  The Partnership Parties and the Selling Unitholder acknowledge and agree that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Partnership Parties, the Selling Unitholder and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Partnership Parties or the Selling Unitholder, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Partnership Parties or the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties and the Selling Unitholder.  The Partnership Parties and the Selling Unitholder hereby waive any claims that any such entity may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

  16.         Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)       if to any of the Partnership Parties or the Selling Unitholder, shall be delivered or sent by mail, telex or facsimile transmission to such Partnership Party or Selling Unitholder at Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attention:  Ms. Nancy M. Snyder, Vice President and Chief Administrative Officer (Fax:  610-687-3688); and

(b)       if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention:  Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026 (Fax: 212-821-4042), Attention: Legal Department; Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (Fax: 212-214-5918); and Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:  LCD-IBD.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Partnership Parties and the Selling Unitholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives, and the Partnership Parties and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Partnership Parties or the Selling Unitholder by the Partnership.

17.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties, the Selling Unitholder and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriters within the meaning of Section 15 of the Securities Act and (B) the representations, warranties, indemnities and agreements of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the respective directors, managers and officers of the Partnership Parties and the Selling Unitholder, officers of the General Partner who have signed the Registration Statement and any person controlling any of the Partnership Parties or the Selling Unitholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18.           Survival.  The respective indemnities, representations, warranties and agreements of the Partnership Parties, the Selling Unitholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19.           Definition of the Terms “Business Day” and “Subsidiary.”  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

20.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.           Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22.           Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Partnership Parties, the Selling Unitholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PVG GP, LLC

By:	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Vice President, Chief Administrative Officer, General Counsel and Assistant Secretary

PENN VIRGINIA GP HOLDINGS, L.P.

By:	PVG GP, LLC, its general partner

By:	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Vice President, Chief Administrative Officer, General Counsel and Assistant Secretary

PENN VIRGINIA RESOURCE LP CORP.

By:	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Vice President, Chief Administrative Officer and Secretary

Company Signature Page
to Underwriting Agreement

Barclays Capital Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Credit Suisse Securities (USA) LLC

Accepted:

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto:

By: BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Authorized Representative

By: UBS SECURITIES LLC

By:	/s/ Andrew Horn
Authorized Representative

By:	/s/ Asad Zafar
Authorized Representative

By: WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
Authorized Representative

By: CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Michael Cannon
Authorized Representative

Representatives’ Signature Page
to Underwriting Agreement

SCHEDULE 1

Number of Firm Units to be Purchased

Barclays Capital Inc.	2,350,000
UBS Securities LLC	1,700,000
Wells Fargo Securities, LLC	1,700,000
Credit Suisse Securities (USA) LLC	1,350,000
J.P. Morgan Securities Inc.	1,150,000
RBC Capital Markets Corporation	1,150,000
Stifel Nicolaus & Company, Incorporated	400,000
Madison Williams and Company LLC	200,000
Total	10,000,000

Schedule 1

SCHEDULE 2

MATERIAL SUBSIDIARIES

Name	Jurisdiction of Organization
PVR Finco LLC	Delaware
Penn Virginia Operating Co., LLC	Delaware
PVR Midstream LLC	Delaware
PVR Gas Resources LLC	Delaware
PVR North Texas Gas Gathering LLC	Delaware
PVR Gas Processing LLC	Oklahoma
PVR Natural Gas Gathering LLC	Oklahoma
PVR Cherokee Gas Processing LLC	Oklahoma
Fieldcrest Resources LLC	Delaware
Toney Fork LLC	Delaware
Loadout LLC	Delaware

Schedule 2

SCHEDULE 3

ORALLY CONVEYED PRICING INFORMATION

1.	Public offering price: $18.45

2.	10,000,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Common Units granted in Section 3 hereof, 11,500,000 Units

3.	Proceeds to Selling Unitholder net of underwriting commissions: $177,000,000

Schedule 3

SCHEDULE 4

PERSONS DELIVERING LOCK-UP AGREEMENTS

Penn Virginia Resource GP Corp.

A. James Dearlove

William H. Shea, Jr.

Robert B. Wallace

Nancy M. Snyder

Robert Garrett

Robert J. Hall

Frank A. Pici

John C. van Roden, Jr.

Jonathan B. Weller

Schedule 4

EXHIBIT A-1

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a)       Each of the Partnership and PVR has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.  Each of the Partnership and PVR has been duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b)       Each of the General Partner and PVR GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.  Each of the General Partner and PVR GP is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(c)       GP Corp owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and GP Corp owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP Corp as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(d)       The General Partner is the sole general partner of the Partnership and has a noneconomic general partner interest in the Partnership; such noneconomic general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such noneconomic general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(e)       The Units and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and are validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

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(f)        The Partnership is the sole Class B Member and the sole Economic Member and PVR is the sole Class A Member; the Class A Interest, the Class B Interest and the Economic Interest have been duly authorized and validly issued in accordance with the PVR GP LLC Agreement, and are fully paid (to the extent required under PVR GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership and PVR own their respective interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or PVR as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(g)       PVR GP is the sole general partner of PVR with a 2.0% general partner interest in PVR; such general partner interest has been duly authorized and validly issued in accordance with the PVR Partnership Agreement; and PVR GP owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the PVR GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the PVR Partnership Agreement.

(h)       The Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the PVR Partnership Agreement and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LP Act); and PVR GP owns the Incentive Distribution Rights free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming PVR GP as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the PVR Partnership Agreement.

(i)        The Partnership owns 19,587,049 PVR Common Units, such limited partner interests have been duly authorized and validly issued in accordance with the PVR Partnership Agreement, and are fully paid (to the extent required under the PVR Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LP Act); and the Partnership owns such limited partner interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the PVR Partnership Agreement.

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(j)        Except as described in the Pricing Disclosure Package, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership arising under any agreement filed with the Commission by the Partnership.  To such counsel’s knowledge and except as provided in the Partnership Agreement, neither the filing of the Registration Statement or the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership.

(k)       Each of the Partnership Parties has the requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and to perform its obligations hereunder, and each of the Partnership Parties, PVR GP, PVR and GP Corp has all requisite power and authority to enter into each Transaction Document to which it is a party and to consummate the transactions contemplated thereby.  All corporate, partnership or limited liability company action, as the case may be, required to be taken by any of the Partnership Parties, PVR GP, PVR or GP Corp or any of their respective stockholders, partners, unitholders or members for the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents, have been validly taken.

(l)        This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(m)

(i)           The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against such parties in accordance with the terms;

(ii)          The General Partner LLC Agreement is a valid and legally binding agreement of GP Corp, enforceable against GP Corp in accordance with its terms;

(iii)         The PVR GP LLC Agreement is a valid and legally binding agreement of the Partnership and PVR, enforceable against the Partnership and PVR in accordance with its terms;

(iv)         The PVR Partnership Agreement is a valid and legally binding agreement of PVR GP, enforceable against PVR GP in accordance with its terms;

provided that, with respect to each agreement described above, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

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(n)       None of the execution, delivery and performance of this Agreement by the Partnership Parties, the execution, delivery and performance of the Transaction Documents by the parties thereto, the offering and sale of the Units or the consummation of the transactions contemplated hereby or thereby (A) constitutes or will constitute a violation of the Partnership Organizational Agreements, the PVR GP LLC Agreement or the PVR Partnership Agreement or the other organizational documents of any of the Partnership, the General Partner, PVR or PVR GP, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement listed on a schedule to such opinion; (C) results or will result in the creation or imposition of any Liens upon any property or assets of any of the Partnership Entities, under any agreement listed on a schedule to such opinion; or (D) results or will result in a violation of the Delaware LP Act, the Delaware LLC Act or the DGCL or any federal statute, which violations or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a Material Adverse Effect or would materially impair the ability of the Partnership Parties to perform their obligations under this Agreement or the ability of the parties to the Transaction Documents to perform their obligations thereunder.

(o)       No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation of the transactions contemplated hereby by the Partnership Parties, the execution, delivery and performance of the Transaction Documents by the parties thereto, or the consummation of the transactions contemplated by the Transaction Documents, except for (i) such consents required under the Securities Act and the Exchange Act or under state securities or “Blue Sky” laws (as to which such counsel need not express any opinion) and (ii) such consents that have been, or prior to the Delivery Date will be, obtained.

(p)       The Common Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy” and “Description of Our Common Units.”

(q)       The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Description of Our Common Units,” “Material Provisions of the Partnership Agreement of Penn Virginia GP Holdings, L.P.” and “Material Provisions of the Partnership Agreement of Penn Virginia Resource Partners, L.P.” insofar as they purport to constitute summaries of the Partnership Agreement, the PVR Partnership Agreement, the Common Units, matters of the Delaware LP Act or legal conclusions, are accurate summaries in all material respects.

(r)        The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(s)       The Registration Statement was declared effective under the Securities Act on March 25, 2010.  To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

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(t)        The Registration Statement, on the Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, appeared, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial, accounting, statistical and reserve data contained in or omitted from the Registration Statement or the Prospectus.

(u)       The Partnership is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Partnership Parties and the Selling Unitholder set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in subparagraphs (a) through (b) above as to the valid existence, good standing, due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of the Partnership, PVR, the General Partner or PVR GP, state that such counsel relied solely on certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to such Delivery Date and shall be provided to you), (E) with respect to the opinions expressed in clause (i) of paragraphs (c), (d), (f) and (g) through (i) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming GP Corp, the Partnership, the General Partner or PVR GP or one of more or them, as debtors, and (F) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any Partnership Entity may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A)          the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

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(B)           the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)           the Prospectus, as of its issue date and as of such Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information included in or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

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EXHIBIT A-2

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a)       The Selling Unitholder has the requisite corporate power and authority to execute and deliver the Underwriting Agreement, to sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement and to perform its obligations under the Underwriting Agreement.  All action required to be taken by the Selling Unitholder or any of its stockholders for (i) the execution and delivery of the Underwriting Agreement, (ii) the sale and delivery of the Units and (iii) the consummation of the transactions contemplated by the Underwriting Agreement has been validly taken.

(b)       The Underwriting Agreement has been duly authorized and validly executed and delivered by the Selling Unitholder.

(c)       Immediately prior to the Delivery Date, the Selling Unitholder was the sole registered owner of the Units, free and clear of all Liens, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware, or (B) pursuant to any agreement or instrument listed as an exhibit to the Registration Statement, other than those created by or arising under Sections 17-607 and 17-804 of the Delaware LP Act.

(d)       Upon payment for the Units to be sold by the Selling Unitholder, delivery of such Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by The Depository Trust Company (“DTC”), the registration of such Units in the name of Cede or such other nominee and the crediting of the Units on the books of DTC to “securities accounts” (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC nor any Underwriter has “notice of an adverse claim” (within the meaning of Section 8-105 of the UCC) to such Units) (i) the Underwriters will acquire a “security entitlement” (within the meaning of Section  8-102(a)(17) of the UCC) in respect of such Units and (ii) no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) of the UCC) to such Units may be asserted against the Underwriters with respect to such “security entitlement”.

(e)       None of (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, or (iii) the consummation by the Selling Unitholder of the transactions contemplated by the Underwriting Agreement (A) constitutes or will constitute a violation of the certificate of incorporation or bylaws of the Selling Unitholder, (B) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under the Credit Agreement, (C) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder under any agreement filed as an exhibit to any document incorporated by reference into the Pricing Disclosure Package or the Prospectus, or (D) results or will result in a violation of the Delaware LP Act, the DGCL or any federal statute, which violations, liens, charges or encumbrances, in the case of clauses (B), (C) or (D) would materially impair the ability of the Selling Unitholder to perform its obligations under the Underwriting Agreement; provided, however, that for purposes of this paragraph, we express no opinion with respect to federal or state securities laws or any antifraud laws.

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(f)        No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required in connection with the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder or the consummation of the transactions contemplated by the Underwriting Agreement by the Selling Unitholder, except for (i) such consents required under state securities or “Blue Sky” laws, as to which we express no opinion and (ii) such consents that have been obtained.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Selling Unitholder set forth in this Agreement and upon certificates of officers and employees of the Selling Unitholder and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinion expressed in clause (B) of paragraph (c) above, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the Selling Unitholder as debtor, and (E) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the stockholder of the Selling Unitholder may be subject.

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EXHIBIT B

FORM OF OPINION OF NANCY M. SNYDER

(a)       Each of PVR Finco, the Operating Company and Midstream LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.  Each of PVR Finco, the Operating Company and Midstream LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b)       None of the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties or the Selling Unitholder, the execution, delivery and performance of the Transaction Documents by the Partnership Parties, PVR GP, PVR and GP Corp or the consummation of the transactions contemplated hereby or thereby (i) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Partnership, the General Partner, PVR, PVR GP, PVR Finco, the Operating Company, Midstream LLC or the Selling Unitholder is a party or by which any of them or any of their respective properties may be bound (except for the agreements listed on a schedule to such opinion to which such counsel does not opine); or (ii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency, body or arbitrator or other authority directed to any of the Partnership, the General Partner, PVR, PVR GP, PVR Finco, the Operating Company, Midstream LLC or the Selling Unitholder or any of their properties in a proceeding to which any of them or their property is subject, which breach, violation or default, in the case of clause (i) or (ii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would materially impair the ability of the Partnership Parties or the Selling Unitholder to perform their obligations under this Agreement or the ability of the Partnership Parties, PVR GP, PVR and GP Corp to perform their obligations under the Transaction Documents.

(c)       To the knowledge of such counsel, each of the Partnership, the General Partner, PVR, PVR GP, PVR Finco, the Operating Company and Midstream LLC has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus, and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership Entities, taken as a whole, and, to the knowledge of such counsel, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(d)       To the knowledge of such counsel, none of the Partnership, the General Partner, PVR, PVR GP, PVR Finco, the Operating Company and Midstream LLC is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect.

(e)       The PVR Finco Agreement has been duly executed and delivered by PVR and is a valid and legally binding agreement of PVR, enforceable against PVR in accordance with its terms.

(f)        The Operating Company Agreement has been duly executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

(g)       The Midstream LLC Agreement has been duly executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

(h)       PVR is the sole member of PVR Finco with a 100% membership interest in PVR Finco; PVR Finco is the sole member of each of the Operating Company and Midstream LLC with a 100% membership interest in each of the Operating Company and Midstream LLC; such membership interests have been duly authorized and validly issued in accordance with the PVR Finco Agreement, the Operating Company Agreement or the Midstream LLC Agreement, as applicable, and are fully paid (to the extent required under the PVR Finco Agreement, Operating Company Agreement or the Midstream LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and PVR or PVR Finco, as the case may be, owns such membership interests, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming PVR or PVR Finco, as the case may be, as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, other than those pursuant to the Credit Agreement.

(i)        Except as described in the most recent Preliminary Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatening against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entity, is reasonably likely to have a Material Adverse Effect.  To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be disclosed in the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(j)        Except as described in the most recent Preliminary Prospectus or for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interest or capital stock in any Partnership Entity.

(k)       Except as described in the Pricing Disclosure Package, to the knowledge of such counsel, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partners interests in the Partnership pursuant to any agreement to which the Partnership or PVR is a party (other than agreements filed with the Commission by the Partnership or PVR).

In rendering such opinion, such counsel may (A) rely solely respect of matters of fact upon the representations of the Partnership Parties set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to her as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that such opinions are limited to federal laws, the Virginia Code, the Delaware LP Act and the Delaware LLC Act, (D) with respect to the opinion expressed in subparagraph (a) above as to the valid existence, good standing, due qualification or registration as a foreign limited liability company, as the case may be, of PVR Finco, the Operating Company and Midstream LLC, state that such counsel relied solely on certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to such Delivery Date and shall be provided to you), (E) with respect to the opinion expressed in clause (ii) of paragraph (h) above, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming PVR or PVR Finco, or one or both of them, as debtors, and (F) state that she expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that she has participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A)          the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)           the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)           the Prospectus, as of its issue date and as of such Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information, included in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

EXHIBIT C

Barclays Capital Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Credit Suisse Securities (USA) LLC
As Representatives of the several
Underwriters named in the Underwriting Agreement

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters from Penn Virginia Resource LP Corp. (the “Selling Unitholder”) of common units representing limited partner interests (the “Common Units”) in Penn Virginia GP Holdings, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer such Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by you on behalf of the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”).

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Partnership or PVR issues an earnings release or material news or a material event relating to the Partnership or PVR occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership or PVR announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representatives waive such extension in writing.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership and the Selling Unitholder notify the Underwriters that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units to be included in the Offering, the undersigned will be released from all obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholder and the Underwriters will  proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholder and the Underwriters.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Yours very truly,

Dated: _________, 2010